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                                  EXHIBIT 10.5
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                           AGREEMENT FOR EXTENSION OF
                                 EXPIRATION DATE
                               PEGOS MACHINE CORP.

This Agreement for Extension of Expiration Date ("Agreement") dated as of March 31, 2000, by and among FLEET NATIONAL BANK, a national banking association with a place of business at 777 Main Street, Hartford, CT, 06115 ("Lender"), PEGOS MACHINE CORP., a Connecticut Corporation with an address at 145 Hyde Road, Farmington ("Borrower"), EDAC TECHNOLOGIES CORPORATION, a Wisconsin corporation with a place of business at 1806 New Britain Ave., Farmington, CT 06032 ("EDAC"), and MICHAEL ALOS ("Alos")(EDAC and Alos hereinafter collectively "Guarantor").

                                    RECITALS

On or about August 20, 1997, the Borrower and the Lender entered into a Line of Credit Agreement (the "Line of Credit Agreement"), which evidenced a line of credit for the Borrower's short term borrowing needs (the "Loan") with a credit limit as described therein.

On or about August 20, 1997, and pursuant to the Line of Credit Agreement, the Borrower executed and delivered to the Lender its Line of Credit Promissory Note (the "Note"), in the maximum principal amount of $300,000.

In connection with the Line of Credit Agreement and the Note, the Guarantor executed and delivered to the Lender its unconditional guaranty of payment of the obligations of the Borrower, (the "Guaranty"), which Guaranty is dated August 20, 1997.

In furtherance of its Guaranty, and as an inducement to the Lender to enter into the Line of Credit Agreement and the Note, the EDAC executed and delivered to the Lender its Subordination Agreement dated August 20, 1997 (the "Subordination Agreement"), by virtue of which the EDAC agreed that any and all obligations owed to it by the Borrower were fully subordinated and payment thereof was deferred until the full and final payment in cash of all obligations owed to the Lender.

The Line of Credit Agreement provides, among other things, that all sums due under the Note and the Line of Credit Agreement would be due and payable in full on March 31, 2000.

The Borrower and the Guarantor have requested that the Lender agree to extend the maturity date for the Borrower's obligations owed under the Line of Credit Agreement and the Note until June 3, 2000.

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Lender, Borrower and Guarantor here by agree, represent and warrant as follows:

     1. The Borrower and Guarantor acknowledge that they are unconditionally indebted to the Lender in accordance with their respective Note and Guaranty in the amount of not less
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than $300,000, plus all interest, costs, fees and expenses (the "Indebtedness")
as provided therein. The Borrower and Guarantor acknowledge that they have no valid defense, set-off or counterclaim to their obligations in respect of the Indebtedness, and further that they have no other claim whatsoever against the Lender (whether arising in contract, tort or otherwise) with respect to the Indebtedness or for any other matter.

     2. The Borrower and Guarantor admit the validity, due execution and enforceability of the Note, the Line of Credit Agreement and the Guaranty.

     3. The Lender agrees to the request of the Borrower and the Guarantor that the maturity of the Line of Credit Agreement and the Note is and shall be extended to June 3, 2000. The Line of Credit Agreement and the Note shall remain the same in all other terms and respects, enforceable in accordance with their terms.

     4. The Guarantor reaffirms its Guaranty in all respects, and specifically agrees, stipulates and acknowledges that it remains fully liable on the Indebtedness in accordance with the terms of the Guaranty, notwithstanding this extension of the maturity date, and EDAC further reaffirms and restates as of this date its Subordination Agreement.

     5. The Borrower and Guarantor represent and warrant to the Lender that they have the requisite corporate power to enter into this Agreement and the transactions contemplated herein, and that they have taken all necessary corporate action to authorize this Agreement and the transactions contemplated herein.

     6. As a further inducement to Lender to enter into this Agreement and to grant the accommodations contained herein, effective on the date hereof, the Borrower and Guarantor do hereby release, acquit and forever discharge Lender, its respective representatives, parents, subsidiaries, affiliates, officers, directors, agents, employees, servants, attorneys and representatives, as well as the respective personal representatives, successors and assigns of any and all of them (collectively, the "Released Lender Parties"), from and against any and all claims (including without limitation, any so-called "lender liability" claims or defenses), demands, debts, actions, causes of action, suits, contracts, agreements, obligations, accounts, defenses, offsets against any of the Indebtedness, and liabilities of any kind or character whatsoever, known or unknown, suspected or unsuspected, in contract or in tort at law or in equity, including without implied limitation, such claims and defenses as fraud, mistake, failure of consideration and duress, which the Borrower, the Guarantor and/or anyone claiming by or through any of them ever had, now has, or might hereafter have against any of the Released Lender Parties for or by reason of any matter, cause or thing whatsoever occurring from the beginning of time through and including the date hereof which relates to, in whole or in part directly or indirectly the Line of Credit Agreement, the Guaranty and the Note or the administration of any of the Indebtedness or conduct of Lender or of any of the other Released Lender Parties. In addition, the Borrower and each Guarantor agrees not to commence, join in, assist, prosecute or participate in any suit or other proceeding against any of the Released Lender Parties relating directly or indirectly to any of the foregoing matters or otherwise contrary to the provisions set forth above.

     7. LENDER, BORROWER AND GUARANTOR EXPRESSLY WAIVE TRIAL BY JURY IN ANY COURT AND IN ANY SUIT, ACTION OR PROCEEDING
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ON ANY MATTER ARISING IN CONNECTION WITH OR IN ANY WAY RELATED TO THE FINANCING
TRANSACTIONS OF WHICH THE LOAN AND FORBEARANCE DOCUMENTS ARE A PART AND/OR THE ENFORCEMENT OF ANY OF LENDER'S RIGHTS AND REMEDIES THEREUNDER, INCLUDING WITHOUT LIMITATION, TORT CLAIMS.

     8. BORROWER AND GUARANTOR ACKNOWLEDGE THAT THE TRANSACTIONS EVIDENCED BY THE LINE OF CREDIT AGREEMENT, THE NOTE, THE GUARANTY AND THIS AGREEMENT ARE COMMERCIAL TRANSACTIONS AND WAIVE THEIR RESPECTIVE RIGHTS TO NOTICE AND HEARING UNDER CHAPTER 903a OF THE CONNECTICUT GENERAL STATUES, OR AS OTHERWISE ALLOWED BY THE LAW OF ANY STATE OR FEDERAL LAW WITH RESPECT TO ANY PREJUDGMENT REMEDY WHICH LENDER MAY DESIRE TO USE, AND FURTHER WAIVE THEIR RESPECTIVE RIGHT TO REQUEST THAT LENDER POST A BOND, WITH OR WITHOUT SURETY, TO PROTECT BORROWER AND/OR GUARANTOR AGAINST DAMAGES THAT MAY BE CAUSED BY ANY PREJUDGMENT REMEDY SOUGHT OR OBTAINED BY LENDER BY VIRTUE OF ANY DEFAULT OR PROVISION OF THIS AGREEMENT OR ANY OF THE OTHER LOAN AND FORBEARANCE DOCUMENTS.

     9. THE BORROWER AND GUARANTOR ACKNOWLEDGE THAT THEY MAKE THE WAIVERS SET FORTH HEREIN KNOWINGLY, VOLUNTARILY AND WITHOUT DURESS AND ONLY AFTER EXTENSIVE CONSIDERATION OF THE RAMIFICATIONS OF THOSE WAIVERS WITH THEIR ATTORNEYS. EACH OF BORROWER AND GUARANTOR FURTHER ACKNOWLEDGE THAT LENDER HAS NOT AGREED WITH OR REPRESENTED TO BORROWER, GUARANTOR OR ANY OTHER PARTY HERETO THAT THE PROVISIONS HEREIN WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

     10. Borrower and Guarantor shall from time to time execute and deliver such additional documents and take such additional actions and shall provide such additional information as Lender may reasonably require to carry out the terms and conditions of this Agreement.

     11. This Agreement and the Line of Credit Agreement, the Note and the Guaranty and all transactions, assignments and transfers hereunder and thereunder, and all rights of the parties, shall be governed as to validity, construction enforcement and in all other respects by the laws of the State of Connecticut (but not its conflict of laws provisions).

     12. This Agreement may be executed in any number of counterparts, each of which shall constitute an original and all of which, when taken together, shall constitute one instrument.

     13. This Agreement shall be binding upon each Borrower and Guarantor and upon the respective heirs, successors, assigns and legal representatives of each such Borrower and Guarantor, and shall inure to the benefit of Lender, Lender's Affiliates and its successors, endorsees, and assigns. No right, benefit, interest or obligation hereunder may be assigned by the Borrower or Guarantor without the prior written consent of Lender. Lender may, in its sole discretion and without notice to or consent of any Borrower or Guarantor, sell, assign, grant a
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participation in or otherwise dispose of all or any portion of its rights or interests in the Loan or the Loan Documents to any person or entity, including, without limitation, any Borrower or Guarantor. In connection therewith, Lender may disclose to a prospective purchaser, assignee, participant or transferee, and their agents, attorneys or other consultants, any information, confidential or otherwise, possessed by Lender relating to the Loan Documents and the Loan and Forbearance Documents.


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In Witness Whereof, the parties have executed this Agreement as of the date first written above.


                                            LENDER:
                                            Fleet National Bank

                                            By: /s/G. Christopher Miller
                                                --------------------------------
                                                     G. Christopher Miller
                                                     Its Vice President,
                                                     (Duly Authorized)

                                            BORROWER:
                                            Pegos Machine Corporation

                                            By: /s/Michael Alos
                                                --------------------------------
                                                     Its President
                                                     (Duly Authorized)

                                            GUARANTOR:
                                            EDAC Technologies Corporation

                                            By: /s/Ronald G. Popolizio
                                                --------------------------------
                                                     Its  EVP & CFO
                                                     (Duly Authorized)


                                                /s/Michael Alos
                                                --------------------------------
                                                        Michael Alos